UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

SPERO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38266	46-4590683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Massachusetts Avenue, 14th Floor
Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 242-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Spero Therapeutics, Inc. (the “Company”) held on June 12, 2025, the Company’s stockholders approved an amendment to the Company’s 2017 Stock Incentive Plan, as amended (the “2017 Plan”) to increase the total number of shares of the Company’s common stock authorized for issuance under the 2017 Plan by 3,000,000 shares.

A detailed summary of the material features of the 2017 Plan, as amended, is set forth in the Company’s definitive proxy statement (the “Proxy Statement”) for its Annual Meeting filed with the Securities and Exchange Commission on April 28, 2025, which summary is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Stockholders

On June 12, 2025, the Company held its Annual Meeting. Of the 55,910,641 shares of common stock issued and outstanding and eligible to vote as of the record date of April 21, 2025, a quorum of 40,015,633 shares, or approximately 71.57% of the outstanding shares, were present in person or by proxy.

The following actions were taken at the Annual Meeting:

1.	The following nominees were reelected to serve on the Company’s board of directors as Class II directors until the Company’s 2028 annual meeting of stockholders, based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Frank E. Thomas	25,722,977	449,223	13,843,433
Patrick Vink, M.D.	23,247,371	2,924,829	13,843,433
Esther Rajavelu	25,678,198	494,002	13,843,433

2.	The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
39,837,359	174,980	3,294	N/A

3.	The advisory vote of the compensation of the Company’s named executive officers, as described in the Proxy Statement, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
25,178,672	638,744	354,784	13,843,433

4.	The amendment to the 2017 Plan to increase the total number of shares of common stock authorized for issuance thereunder by 3,000,000 shares, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,965,487	3,154,609	52,104	13,843,433

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2025	SPERO THERAPEUTICS, INC.

	By:	/s/ Esther Rajavelu
Esther Rajavelu
Chief Executive Officer, Chief Financial Officer and Chief Business Officer